                                                                   EXHIBIT 10.21


                         AMERICAN SPECTRUM REALTY, INC.,

                                    as Issuer


                            THE CHASE MANHATTAN BANK,


                                   as Trustee



                                    INDENTURE



                       Dated as of ________________, 2001

                            ______% Notes due [Year]

                                TABLE OF CONTENTS

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                                                                                                               PAGE
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
ARTICLE I
         DEFINITIONS AND INCORPORATION BY REFERENCE...............................................................1
         Section 1.1       Definitions............................................................................1
         Section 1.2       Other Definitions......................................................................9
         Section 1.3       Incorporation by Reference of Trust Indenture Act......................................9
         Section 1.4       Rules of Construction..................................................................9

ARTICLE II
         THE SECURITIES..........................................................................................10
         Section 2.1       Issuable in Series; Description of Securities; Form and Dating........................10
         Section 2.2       Establishment of Terms of Series of Securities........................................10
         Section 2.3       Execution and Authentication..........................................................11
         Section 2.4       Registrar and Paying Agent............................................................11
         Section 2.5       Paying Agent to Hold Money in Trust...................................................12
         Section 2.6       Securityholder Lists..................................................................12
         Section 2.7       Transfer and Exchange.................................................................13
         Section 2.8       Mutilated, Destroyed, Lost and Stolen Securities......................................13
         Section 2.9       Outstanding Securities................................................................14
         Section 2.10      Treasury Securities...................................................................14
         Section 2.11      Temporary Securities..................................................................14
         Section 2.12      Cancellation..........................................................................15
         Section 2.13      Defaulted Interest....................................................................15
         Section 2.14      CUSIP Numbers.........................................................................15

ARTICLE III
         REDEMPTION..............................................................................................16
         Section 3.1       Optional Redemption...................................................................16
         Section 3.2       Mandatory Redemption..................................................................16
         Section 3.3       Notice to Trustee.....................................................................16
         Section 3.4       Selection of Securities to be Redeemed................................................16
         Section 3.5       Redemption Date.......................................................................17
         Section 3.6       Notice of Redemption..................................................................17
         Section 3.7       Effect of Notice of Redemption........................................................18
         Section 3.8       Deposit of Redemption Price...........................................................18
         Section 3.9       Securities Redeemed in Part...........................................................18

ARTICLE IV
         COVENANTS...............................................................................................18
         Section 4.1       Payment of Principal and Interest.....................................................18
         Section 4.2       Reports...............................................................................19
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
         Section 4.3       Compliance Certificate................................................................19
         Section 4.4       Corporate Existence...................................................................19
         Section 4.5       Limitation on Incurrences of Indebtedness.............................................19
         Section 4.6       Maintenance of Office or Agency.......................................................20

ARTICLE V
         SUCCESSORS..............................................................................................20
         Section 5.1       Merger, Consolidation or Sale.........................................................20
         Section 5.2       Successor Person Substituted..........................................................21

ARTICLE VI
         DEFAULTS AND REMEDIES...................................................................................21
         Section 6.1       Events of Default.....................................................................21
         Section 6.2       Acceleration of Maturity; Rescission and Annulment....................................22
         Section 6.3       Collection of Indebtedness and Suits for Enforcement by Trustee.......................23
         Section 6.4       Trustee May File Proofs of Claim......................................................24
         Section 6.5       Trustee May Enforce Claims Without Possession of Securities...........................24
         Section 6.6       Application of Money Collected........................................................25
         Section 6.7       Limitation on Suits...................................................................25
         Section 6.8       Unconditional Right of Holders to Receive Principal and Interest......................25
         Section 6.9       Restoration of Rights and Remedies....................................................25
         Section 6.10      Rights and Remedies Cumulative........................................................26
         Section 6.11      Delay or Omission Not Waiver..........................................................26
         Section 6.12      Control by Holders....................................................................26
         Section 6.13      Waiver of Past Defaults...............................................................26
         Section 6.14      Undertaking for Costs.................................................................27

ARTICLE VII
         TRUSTEE.................................................................................................27
         Section 7.1       Duties of Trustee.....................................................................27
         Section 7.2       Rights of Trustee.....................................................................29
         Section 7.3       Individual Rights of Trustee..........................................................30
         Section 7.4       Trustee's Disclaimer..................................................................30
         Section 7.5       Notice of Defaults....................................................................30
         Section 7.6       Reports by Trustee to Holders.........................................................30
         Section 7.7       Compensation and Indemnity............................................................31
         Section 7.8       Replacement of Trustee................................................................31
         Section 7.9       Successor Trustee by Merger, etc......................................................32
         Section 7.10      Eligibility; Disqualification.........................................................33
         Section 7.11      Preferential Collection of Claims Against Company.....................................33
         Section 7.12      Paying Agents.........................................................................33

ARTICLE VIII
         SATISFACTION AND DISCHARGE; DEFEASANCE..................................................................33
         Section 8.1       Satisfaction and Discharge of Indenture...............................................33
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
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         Section 8.2       Application of Trust Funds; Indemnification...........................................34
         Section 8.3       Legal Defeasance of Securities of any Series..........................................35
         Section 8.4       Covenant Defeasance...................................................................37
         Section 8.5       Repayment to Company..................................................................38
         Section 8.6       Reinstatement.........................................................................38

ARTICLE IX
         AMENDMENTS AND SUPPLEMENTS..............................................................................38
         Section 9.1       Without Consent of Holders............................................................38
         Section 9.2       With Consent of Holders...............................................................39
         Section 9.3       Limitations...........................................................................39
         Section 9.4       Compliance with Trust Indenture Act...................................................40
         Section 9.5       Revocation and Effect of Consents.....................................................40
         Section 9.6       Notation on or Exchange of Securities.................................................41
         Section 9.7       Trustee Protected.....................................................................41

ARTICLE X
         MISCELLANEOUS...........................................................................................41
         Section 10.1      Trust Indenture Act Controls..........................................................41
         Section 10.2      Notices...............................................................................41
         Section 10.3      Communication by Holders with Other Holders...........................................42
         Section 10.4      Certificate and Opinion as to Conditions Precedent....................................42
         Section 10.5      Statements Required in Certificate or Opinion.........................................43
         Section 10.6      Rules by Trustee and Agents...........................................................43
         Section 10.7      Legal Holidays........................................................................43
         Section 10.8      No Recourse Against Others............................................................43
         Section 10.9      Counterparts..........................................................................44
         Section 10.10     Governing Laws........................................................................44
         Section 10.11      No Adverse Interpretation of Other Agreements........................................44
         Section 10.12     Successors............................................................................44
         Section 10.13     Severability..........................................................................45
         Section 10.14     Table of Contents, Headings, Etc. ....................................................45

         Reconciliation and tie between the Trust Indenture Act of 1939, as amended, and the Indenture, dated as of _____________, 2001.

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Trust Indenture Act Section                                                                       Indenture Section
---------------------------                                                                       -----------------
Section 310(a)(1)..............................................................................................7.10
(a)(2).........................................................................................................7.10
(a)(3)...............................................................................................Not Applicable
(a)(4)...............................................................................................Not Applicable
(a)(5).........................................................................................................7.10
(b)............................................................................................................7.10
Section 311(a).................................................................................................7.11
(b)............................................................................................................7.11
(c)..................................................................................................Not Applicable
Section 312(a)..................................................................................................2.6
(b)............................................................................................................10.3
(c)............................................................................................................10.3
Section 313(a)..................................................................................................7.6
(b)(1)..........................................................................................................7.6
(b)(2)..........................................................................................................7.6
(c)(1)..........................................................................................................7.6
(d).............................................................................................................7.6
Section 314(a)..................................................................................................10.5
(b)..................................................................................................Not Applicable
(c)(1).........................................................................................................10.4
(c)(2).........................................................................................................10.4
(c)(3)...............................................................................................Not Applicable
(d)..................................................................................................Not Applicable
(e)............................................................................................................10.5
(f)..................................................................................................Not Applicable
Section 315(a)..................................................................................................7.1
(b).............................................................................................................7.5
(c).............................................................................................................7.1
(d).............................................................................................................7.1
(e)............................................................................................................6.14
Section 316(a).................................................................................................2.10
(a)(1)(A)......................................................................................................6.12
(a)(1)(B)......................................................................................................6.13
(b).............................................................................................................6.8
Section 317(a)(1)...............................................................................................6.3
(a)(2).............................................................................................................
(b)................................................................................................................
Section 318(a).................................................................................................10.1
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                                       iv
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Note: This reconciliation and tie shall not, for any purposes, be deemed to be part of this Indenture.


                                        v

                                    Indenture

         Indenture, dated as of _________________, 2001 (the "Indenture"), by and between American Spectrum Realty, Inc., a Maryland corporation (the "Company"), and The Chase Manhattan Bank, as Trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities issued under this Indenture.

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1       Definitions.

         "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company, or is merged into or consolidated with any Person, or which is assumed in connection with an Asset Acquisition and not incurred in connection with or in contemplation or anticipation of such event, provided that Indebtedness of such Person which is redeemed, defeased (including the deposit of funds in a valid trust for the exclusive benefit of holders and the trustee thereof, sufficient to repay such Indebtedness in accordance with its terms), retired or otherwise repaid at the time of or immediately upon consummation of the transactions by which such Person becomes a Subsidiary or such Asset Acquisition shall not be Acquired Indebtedness.

         "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For purposes of this definition, the term "control" means the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise; provided that a beneficial owner of 10% or more of the total Voting Stock of a Person, either directly or indirectly, shall for such purposes be deemed to constitute control.

         "Agent" means any Registrar, Paying Agent or Service Agent.

         "Appraised Real Estate Value" means the appraised value of the Properties or any property subsequently purchased by the Company, as determined by Stanger or another independent real estate appraiser retained by the Company, adjusted in the good faith judgment of the Board of Directors for changes occurring subsequent to the date of the approval.

         "Asset Acquisition" means (i) an investment by the Company or any of its Subsidiaries in any other Person pursuant to which such Person shall become a Subsidiary or shall be merged or consolidated into or with the Company or any of its Subsidiaries or (ii) an acquisition by the Company or any of its Subsidiaries from any other Person that constitutes all or substantially all of a division or line of business, or one or more real estate properties, of such Person.

         "Bankruptcy Law" means title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

         "Board" means (i) with respect to any corporation, the board of directors of such corporation or any committee of the board of directors of such corporation authorized, with respect to any particular matter, to exercise the power of the board of directors of such corporation, (ii) with respect to any partnership, any partner (including, without limitation, in the case of any partner that is a corporation, the board of directors of such corporation or any authorized committee thereof) with the authority to cause the partnership to act with respect to the matter at issue, (iii) in the case of a trust, any trustee or board of trustees with the authority to cause the trust to act with respect to the matter at issue, (iv) in the case of a limited liability company (an "LLC"), the managing member, management committee or other Person or group with the authority to cause the LLC to act with respect to the matter at issue, and
(v) with respect to any other entity, the Person or group exercising functions similar to a board of directors of a corporation.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary or equivalent authorized person of the Company to have been duly adopted by the Board or pursuant to authorization by the Board and to be in full force and effect on the date of the certificate (and delivered to the Trustee, if appropriate).

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting), including partnership interests, whether general or limited, in the equity of such Person, whether outstanding on the Closing Date or issued thereafter, including, without limitation, all Common Stock, Preferred Stock and Units.

         "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person.

         "Capitalized Lease Obligations" means, with respect to any Person, the discounted present value of the rental obligations under a Capitalized Lease as reflected on the balance sheet of such Person in accordance with GAAP.

         "Closing Date" means ________________, 2001.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting), which have no preference on liquidation or with respect to distributions over any other class of Capital Stock, including partnership interests, whether general or limited, of such Person's equity, whether outstanding on the Closing Date or issued thereafter, including, without limitation, all series and classes of common stock.

         "Company" means American Spectrum Realty, Inc., a Maryland corporation, and all of its Subsidiaries, unless otherwise expressly stated or the context otherwise requires, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

         "Company Order" means a written order signed in the name of the Company by two Officers, one of whom must be the Company's principal executive officer, principal financial officer or principal accounting officer, and delivered to the Trustee.

         "Company Request" means a written request signed in the name of the Company by its Chairman of the Board, a President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated" or "consolidated" means, with respect to any Person, the consolidation of the accounts of the Subsidiaries of such Person with those of such Person; provided that (i) "consolidation" will not include consolidation of the accounts of any other Person other than a Subsidiary of such Person with such Person and (ii) "consolidation" will include consolidation of the accounts of any Subsidiary, whether or not such consolidation would be required or permitted under GAAP (it being understood that the accounts of such Person's Subsidiaries shall be consolidated only to the extent of such Person's proportionate interest therein). The terms "consolidated" and "consolidating" have correlative meanings to the foregoing.

         "Consolidation" means the merger of one or more of the Funds into the Company or one or more of its Subsidiaries.

         "Corporate Trust Office" means the office of the Trustee at which any particular time its corporate trust business shall be principally administered, which office at the date of this Indenture is located at 450 West 33rd Street, 15th Floor, New York, NY 10001.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "Default" means any condition or event that is or after notice or passage of time (other than with respect to payment or performance not due at the time of determination) or both would be an Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "FF&E" means furniture, fixtures and equipment, and other tangible personal property.

         "Funds" means, collectively, Sierra Pacific Development Fund, Sierra Pacific Development Fund II, Sierra Pacific Development Fund III, Sierra Pacific Institutional Properties V, Sierra Pacific Pension Investors 84, Nooney Income Fund Ltd., L.P., Nooney Income Fund Ltd. II, L.P., and Nooney Real Property Investors-Two, L.P.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Closing Date, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States of America.

         "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services (unless such purchase arrangements are on arm's-length terms and are entered into in the ordinary course of business), to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Holder" or "Securityholder" means a Person in whose name a Security is registered.

         "Incur" means, with respect to any Indebtedness, to incur (by conversion, exchange or otherwise), create, issue, assume, Guarantee or otherwise become liable for or with respect to (including as a result of an acquisition), or become responsible for, the payment of, contingently or otherwise, such Indebtedness (including Acquired Indebtedness); provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

         "Indebtedness" of any Person means, without duplication, (i) all liabilities and obligations, secured or unsecured, contingent or otherwise, of such Person, (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures or similar instruments, (c) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors,
(d) evidenced by bankers' acceptances, (e) for the payment of money relating to a Capitalized Lease Obligation, or (f) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit;
(ii) all
net obligations of such Person under Interest Swap and Hedging Obligations; and
(iii) all liabilities and obligations of others of the kind described in the preceding clause (i) or (ii) that such Person has guaranteed or that is otherwise its legal liability or which are secured by any assets or property of such Person.

         "Indenture" means this Indenture as amended or supplemented from time to time and shall include the form and terms of particular Series of Securities established as contemplated hereunder,

         "Indenture Obligations" means all obligations arising under this Indenture, from time to time, with respect to the payment of principal of or interest, if any, on the Securities of any Series.

         "Interest Payment Date" means, with respect to Securities of any Series, the stated due date of an installment of interest on the Securities of that Series.

         "Interest Swap and Hedging Obligation" means any obligation of any Person pursuant to any interest rate swaps, caps, collars and similar arrangements providing protection against fluctuations in interest rates. For purposes of this Indenture, the amount of such obligations shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such obligation had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount so determined, plus any premium due upon default by such Person.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien, privilege, hypothecation, other encumbrance or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest) upon or with respect to any property of any kind now owned or hereinafter acquired.

         "Limited Partner" means any limited partner of any of the Funds.

         "Maturity" when used with respect to any Security or installment of principal thereof, means the date on which the principal of such Security or such installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect repayment or otherwise.

         "Offering" means the offering of the Securities for sale by the Company.

         "Officer" means the Chairman of the Board, President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed on behalf of the Company by any two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

         "Operating Partnership" means American Spectrum Operating Partnership, L.P., an indirect wholly-owned limited partnership of the Company.

         "Opinion of Counsel" means a written opinion, in form and substance reasonably satisfactory to the Trustee, of legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

         "Parent" of any Person means a Person which at the date of determination owns, directly or indirectly, a majority of the Voting Stock of such Person or of a Parent of such Person.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, REIT, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Stock" means, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated, whether voting or non-voting), which have a preference on liquidation or with respect to distributions over any other class of Capital Stock, including preferred partnership interests, whether general or limited and whether outstanding on the Closing Date or issued thereafter, including, without limitation, all series and classes of such Preferred Stock.

         "Property" means a property owned by a Fund prior to the Consolidation.

         "Real Estate Assets" means real property and all FF&E associated or used in connection therewith.

         "Record Date" means, with respect to Securities of any Series, the Record Date specified in the Securities of that Series, whether or not such Record Date is a Business Day, which shall be the date 14 calendar days prior to an Interest Payment Date.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to Article III of this Indenture.

         "Registration Statement" means the Company's registration statement on Form S-4 (No. 333-43686, as amended, relating to the registration of, among other securities, the Securities under the Securities Act, together with the exhibits thereto and all subsequent amendments.

         "REIT" means a real estate investment trust as defined in Section 856 of the Code.

         "Responsible Officer" means any officer of the Trustee in its Corporate Trust Office with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with a particular subject.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the notes of the Company of any Series authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Series" or "Series of Securities" means each series of notes of the Company created pursuant to Section 2.1 and 2.2 hereof.

         "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" of the Company as defined by Regulation S-X promulgated under the Securities Act.

         "Stanger" means Robert A. Stanger & Co., Inc., an independent financial advisor.

         "Stated Maturity" means (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and (ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

         "Subsidiary" means any of the following that are required to be included in the Company's consolidated financial statements: (i) a corporation, partnership, limited liability company, trust, REIT or other entity a majority of the voting power of the voting equity securities of which are owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company,
(ii) a partnership, limited liability company, trust, REIT or other entity not treated as a corporation for federal income tax purposes, a majority of the equity interests of which are owned, directly or indirectly, by the Company or a subsidiary of the Company, or (iii) one or more corporations which, either individually or in the aggregate, would be Significant Subsidiaries, the majority of the value of the equity interests of which are owned, directly or indirectly, by the Company or by one or more subsidiaries.

         "Tax" or "Taxes" means all federal, state, local, and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, imposed by any domestic or foreign governmental authority responsible for the administration of any such taxes.

         "Total Assets" means the sum of (i) Appraised Real Estate Value and
(ii)the book value in accordance with GAAP of all other assets (excluding intangibles) of the Company and its Subsidiaries determined on a consolidated basis (it being understood that the accounts of Subsidiaries shall be consolidated with those of the Company only to the extent of the Company's proportionate interest therein).

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa77bbbb), as amended from time to time, and as in effect on the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act as amended.

         "Units" means the limited partnership units of the Operating
Partnership.

         "U.S. Government Obligations" means securities which are (i) direct obligations of The United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of The United States of America and the payment of which is unconditionally guaranteed as a full faith and credit obligation by The United States of America, and which in the case of
(i) and (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation evidenced by such depository receipt.

         "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "Wholly Owned" means, with respect to any subsidiary of any Person, the ownership of all of the outstanding Capital Stock of such subsidiary (other than any director's qualifying shares or investments by individuals mandated by applicable law) by such Person and/or one or more subsidiaries of such Person which are Wholly Owned by such Person.

         Section 1.2       Other Definitions.


                                                         DEFINED IN TERM
                                                             SECTION
                  "Custodian"                                  6.1
                  "Event of Default"                           6.1
                  "Legal Defeasance"                           8.3
                  "Legal Holiday"                             10.7
                  "Net Cash Proceeds"                          3.2
                  "Paying Agent"                               2.4
                  "Redemption Price"                           3.1
                  "Registrar"                                  2.4
                  "Service Agent"                              2.4

         Section 1.3       Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act term used in this Indenture has the following meaning:

         "Obligor" on the Securities means the Company and any successor obligor upon the Securities.

         All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by SEC rule under the Trust Indenture Act and not otherwise defined herein are used herein as so defined.

         Section 1.4       Rules of Construction.

         Unless the context otherwise requires:

                  (a)      a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (c) references to "GAAP" shall mean GAAP in effect as of the time when and for the period as to which such accounting principles are to be applied;

                  (d)      "or" is not exclusive;

                  (e) words in the singular include the plural, and in the plural include the singular; and

                  (f) provisions apply to successive events and transactions.


                                   ARTICLE II
                                 THE SECURITIES

         Section 2.1 Issuable in Series; Description of Securities; Form and Dating.


         The Securities shall be issued in separate series to the Limited Partners of each Fund, and may not exceed more than eight Series. All Securities within a Series and among Series shall be identical except as may be set forth in a Board Resolution, a supplemental indenture or an Officers' Certificate detailing the adoption of the terms thereof pursuant to the authority granted under a Board Resolution. The Securities shall be direct, senior unsecured and unsubordinated obligations of the Company and shall rank pari passu with each other and with all other unsecured and unsubordinated Indebtedness of American Spectrum from time to time outstanding. The Securities shall bear interest equal to ___% per annum. Interest shall accrue from the Closing Date of the Consolidation or from the immediately preceding Interest Payment Date to which interest has been paid and shall be payable on each Interest Payment Date and on the Maturity Date, to the Persons in whose names the securities are registered on the Record Date.

         The Securities, and the Trustee's certificate of authentication in respect thereof, shall be substantially in the form of Exhibit A hereto, which
Exhibit is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Any such notations, legends or endorsements not contained in the form of Security attached as Exhibit A hereto shall be delivered in writing to the Trustee. Each Security shall be dated the date of its authentication.

         The terms and provisions contained in the form of Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. The Securities may be presented for registration of transfer and exchange at the offices of the Registrar.

         Section 2.2       Establishment of Terms of Series of Securities.

         At or prior to the issuance of any Securities within a Series, the following shall be established by a Board Resolution, a supplemental indenture or an Officers' Certificate pursuant to authority granted under a Board
Resolution:

                  (a) the title of the Series (which shall distinguish the Securities of that particular Series from the Securities of any other Series); and

                  (b) the limit upon the aggregate principal amount of the Securities of the Series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 2.7, 2.8, 2.11, 3.8 or 9.6).

         Section 2.3       Execution and Authentication.

         Two Officers, each of which shall have been duly authorized by all requisite corporate actions, shall sign, or one Officer shall sign and one Officer shall attest to, the Securities for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent appointed by the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall at any time, and from time to time, authenticate Securities for original issue in the principal amount provided in the related Board Resolution, supplemental indenture hereto or Officers' Certificate, upon receipt by the Trustee of a Company Order. Such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing. Each Security shall be dated the date of its authentication unless otherwise provided by a Board Resolution, a supplemental indenture hereto or an Officers' Certificate.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Such an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         Section 2.4       Registrar and Paying Agent.

         The Company shall maintain, with respect to each Series of Securities, an office or agency in the Borough of Manhattan, the City of New York, where Securities of a Series may be presented or surrendered for payment ("Paying Agent"), where Securities of such Series may be surrendered for registration of transfer or exchange ("Registrar"), and where notices and demands to or upon the Company in respect of the Securities of such Series and this Indenture may be served ("Service Agent"). The Registrar shall keep a register with respect to each Series of Securities and to their registration of transfer and exchange. The Company will give prompt written notice to the Trustee of the name and address, and any change in the name or address, of each Registrar, Paying Agent or Service Agent. If at any time the Company shall fail to maintain any such required Registrar, Paying Agent or Service Agent or shall fail to furnish the Trustee with the name and address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more co-registrars, additional paying agents or additional service agents and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain a Registrar, Paying Agent and Service Agent as specified in this Section 2.4. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the name or address of any such co-registrar, additional paying agent or additional service agent. The term "Registrar" includes any co-registrar; the term "Paying Agent" includes any additional paying agent; and the term "Service Agent" includes any additional service agent.

         The Company hereby appoints the Trustee the initial Registrar, Paying Agent and Service Agent for each Series unless another Registrar, Paying Agent or Service Agent, as the case may be, is appointed prior to the time Securities of that Series are first issued.

         Section 2.5       Paying Agent to Hold Money in Trust.

         The Company shall require each Paying Agent for any Series of Securities other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Securityholders of such Series of Securities, or the Trustee, all money held by the Paying Agent for the payment of principal of or interest on such Series of Securities, and will notify the Trustee of any Default by the Company in making any such payment as specified in Section 6.1(a), (b) or (c). While any such Default continues and subsequent to the occurrence of any Event of Default, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or its Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of Securityholders of any Series of Securities all money, securities and investments held by it as Paying Agent.

         Section 2.6       Securityholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders of each Series of Securities and shall otherwise comply with Trust Indenture Act Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least ten days before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders of each Series of Securities.

         Section 2.7       Transfer and Exchange.

         Where Securities of a Series are presented to the Registrar or a coregistrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of the same Series, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable by the Holder in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.11, 3.8 or 9.6).

         Neither the Company nor the Registrar shall be required for the period beginning at the opening of business fifteen Business Days immediately preceding the mailing of a notice of redemption of Securities of that Series selected for redemption and ending at the close of business on the day of such mailing (a) to issue, register the transfer of, or exchange Securities of any Series, or (b) to register the transfer of or exchange Securities of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

         Section 2.8       Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Registrar or the Trustee, the Company shall execute and issue and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall issue and execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay to the related Holder the principal and interest and any other obligations with respect to such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any Series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that Series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.9       Outstanding Securities.

         The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

         If a Security is replaced pursuant to Section 2.8, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

         If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, for the benefit of Holders, on the Maturity of Securities of a Series, money or other sufficient investments sufficient to pay in full such Securities payable on that date, then on and after that date such Securities of the Series cease to be outstanding and interest on them ceases to accrue.

         A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

         Section 2.10      Treasury Securities.

         In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any request, demand, authorization, direction, notice, consent or waiver, Securities of a Series owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Securities of a Series that a Responsible Officer knows are so owned shall be so disregarded.

         Section 2.11      Temporary Securities.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon a Company Order. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee upon request shall authenticate definitive Securities of the same Series and date of maturity in exchange for temporary Securities. Until so exchanged, temporary Securities shall have the same rights under this Indenture as the definitive Securities.

         Section 2.12      Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of such canceled Securities (subject to the record retention requirement of the Exchange Act) in accordance with its customary practices, unless the Company otherwise directs. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

         Section 2.13      Defaulted Interest.

         If the Company defaults in a payment of principal of or interest on a Series of Securities, it shall pay interest on overdue principal and overdue installments on interest, plus (to the extent permitted by law) any interest payable on the defaulted interest, pursuant to Section 4.1 hereof, to the Persons who are Securityholders of the Series on a subsequent special record date, which date shall be at least five days prior to the last payment date, The Company shall fix the record date and payment date. At least 30 days before the record date, the Company shall mail to the Trustee and to each Securityholder of the Series a notice that states the record date, the payment date and the amount of interest to be paid. The Company may pay defaulted interest in any other lawful manner.

         Section 2.14      CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in "CUSIP" numbers.

                                   ARTICLE III
                                   REDEMPTION

         Section 3.1       Optional Redemption.

         The Securities of any Series may be redeemed at any time at the option of the Company, in whole or from time to time in part, at a redemption price equal to the sum of the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date (the "Redemption Price").

         Section 3.2       Mandatory Redemption.

         In the event that the Company (a) sells or otherwise disposes of any Property owned by any of the Funds immediately prior to the Consolidation and realizes net cash proceeds in excess of (i) the amount required to repay mortgage Indebtedness (outstanding immediately prior to the Consolidation) secured by such Property or otherwise required to be applied to the reduction of Indebtedness of the Company and (ii) the costs incurred by the Company in connection with such sale or other disposition or (b) refinances (whether at maturity or otherwise) any Indebtedness secured by any Property and realizes net cash proceeds in excess of (i) the amount of Indebtedness secured by such Property at the time of the Consolidation, calculated prior to any repayment or other reduction in the amount of such Indebtedness in the Consolidation, and
(ii) the costs incurred by the Company in connection with such refinancing (in either case, the "Net Cash Proceeds"), the Company shall be required within 90 days of the receipt of the total Net Cash Proceeds to redeem at the Redemption Price an aggregate amount of principal of the particular Series of the Securities which were issued to the Persons who were Limited Partners of such Income Funds immediately prior to the Consolidation equal to 80% of such Net Cash Proceeds.

         Section 3.3       Notice to Trustee.

         If the Company elects to redeem Securities pursuant to Section 3.1 or is required to redeem Securities or any part thereof pursuant to Section 3.2, it shall notify the Trustee of the Redemption Date and the principal amount of the Series of Securities to be redeemed. The Company shall give the notice at least 45 days before the Redemption Date (or such shorter notice as may be acceptable to the Trustee). Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

         Section 3.4       Selection of Securities to be Redeemed.

         If less than all of the Securities in a Series are to be redeemed, the Trustee shall select the Securities of the Series to be redeemed in any manner that the Trustee deems fair and appropriate. The Trustee shall make the selection from Securities of the Series outstanding not previously called for redemption.

         Section 3.5       Redemption Date

         If the Paying Agent (other than the Company or an Affiliate thereof) holds, on the Redemption Date of any Securities, funds sufficient to pay such securities, then on and after that date such Securities shall cease to be outstanding and interest of them shall cease to accrue.

         Section 3.6       Notice of Redemption.

         At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed.

         The notice shall identify the Securities of the Series to be redeemed and shall state:

                  (a)      the Redemption Date;

                  (b)      the Redemption Price;

                  (c)      the name and address of the Paying Agent;

                  (d) that Securities of the Series called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (e) the principal amount of Securities of a Series to be redeemed;

                  (f)      that the notice is being sent pursuant to this
         Section 3.6 and pursuant to either the optional or the mandatory redemption provisions of Section 3.1 or 3.2, as the case may be;

                  (g) that, unless the Company defaults in making the redemption payments, interest on Securities of the Series called for redemption ceases to accrue on and after the Redemption Date;

                  (h) that, if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, on and after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued upon cancellation of the original Security;

                  (i) that, if any Security contains a CUSIP number as provided in Section 2.14, no representation is being made as to the correctness of the CUSIP number either as printed on the Security or as contained in the notice of redemption and that reliance may be placed only on the other identification numbers printed on the Security; and

                  (j) any other information as may be required by the terms of the particular Series or the Securities of a Series being redeemed.

                  (k) At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

         Section 3.7       Effect of Notice of Redemption.

         Once notice of redemption is mailed as provided in Section 3.6, Securities of a Series or the applicable part of such Securities, called for redemption become due and payable on the Redemption Date and at the Redemption Price. A notice of redemption may not be conditional. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price plus accrued interest to the Redemption Date.

         Section 3.8       Deposit of Redemption Price.

         On or before 10:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest, if any, on all Securities to be redeemed on that date. The Paying Agent shall promptly return to the Company any money so deposited which is in excess of the amounts required therefor after payment to the Holders of the Securities to be redeemed.

         Section 3.9       Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder a new Security of the same Series and the same maturity equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE IV
                                    COVENANTS

         The following covenants shall be applicable with respect to Securities of any Series. For the purpose of Securities of any Series issued hereunder, when used in this Article IV, the term "Securities" shall mean Securities of that Series.

         Section 4.1       Payment of Principal and Interest.

         The Company covenants and agrees for the benefit of the Holders of each Series of Securities that it will duly and punctually pay the principal of and interest on the Securities of that Series in accordance with the terms of such Securities and this Indenture.

         The Company shall pay interest on overdue principal and overdue interest on the Securities of any Series, to the extent permitted by law, at the rate specified in such Securities.

         Section 4.2       Reports.

         The Company shall at all times comply with Trust Indenture Act Section 314(a).

         Section 4.3       Compliance Certificate.

         The Company shall deliver to the Trustee, within 120 days after the end of its fiscal year, an Officers' Certificate complying with Trust Indenture Act
Section 314(a)(4). Such Officers' Certificate shall state whether or not such Officers have knowledge of any Default under this Indenture, and if so, specifying each such Default and the nature and status thereof.

         Section 4.4       Corporate Existence.

         Subject to Article V, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence in accordance with its organizational documents (as the same may be amended from time to time) and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right, franchise or existence if the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.

         Section 4.5       Limitation on Incurrences of Indebtedness.

                  (a) The Company will not, and will not permit any of its Subsidiaries to, Incur any Indebtedness, including Acquired Indebtedness, other than intercompany Indebtedness that is subordinate in right of payment to the Securities, if immediately after giving effect to the Incurrence of such Indebtedness, the aggregate principal amount of outstanding Indebtedness of the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, is greater than 70% of the Company's and its Subsidiaries' Total Assets. The Indebtedness of a Subsidiary shall be consolidated with the Company only to the extent of the Company's proportionate interest and in no event shall the Indebtedness of any Subsidiary included in determining the Indebtedness of the Company and its Subsidiaries on a consolidated basis (other than Indebtedness guaranteed by the Company or another Subsidiary) exceed its Total Assets.

                  (b) For purposes of determining any particular amount of Indebtedness under this Section 4.5, Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included as additional Indebtedness.

                  (c) Indebtedness of any Person that is not a Subsidiary of the Company, which Indebtedness is outstanding at the time such Person becomes a Subsidiary of the Company or is merged with or into or consolidated with the Company or a Subsidiary of the Company, shall be deemed to have been Incurred at the time such Person becomes a Subsidiary of the Company or is merged with or into or consolidated with the Company, or a Subsidiary of the Company, and Indebtedness which is assumed at the time of the acquisition of any asset shall be deemed to have been Incurred at the time of such acquisition.

                  (d) Nothing in this Section 4.5 will limit the Company's ability to incur indebtedness pursuant to:

                           (i) a highly leveraged or similar transaction involving the Company or the management of the Company;

                           (ii)     a change of control of the Company; or

                           (iii) a reorganization, restructuring, merger or similar transaction involving the company that may adversely affect the security holders.

         Section 4.6       Maintenance of Office or Agency.

         The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee and the Paying Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Paying Agent, if different, with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.2.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee and the Paying Agent, if different, of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the corporate trust office of the Paying Agent as such office.


                                    ARTICLE V
                                   SUCCESSORS

         Section 5.1       Merger, Consolidation or Sale

         The Company will not merge or consolidate with or into, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions) to any Person or permit any Person to merge or consolidate with or into the Company, unless:

                  (a) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired such property and assets of the Company shall be an entity organized and validly existing under the laws of the United States of America or any state or jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on the Securities and under this Indenture;

                  (b) immediately after giving effect, on a pro forma basis, to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (c) the Company will have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or transfer and such supplemental indenture is authorized or permitted by this Indenture and complies with such conditions precedent.

         Section 5.2       Successor Person Substituted.

         Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company, in accordance with Section 5. 1, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer is made, shall succeed to, be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named therein as the Company and the Company shall be released from the obligations under the Securities and this Indenture.

                                   ARTICLE VI
                              DEFAULTS AND REMEDIES

         Section 6.1       Events of Default.

         "Event of Default," wherever used herein with respect to Securities of any Series, means any one of the following events:

                  (a) default for 30 days in the payment of any installment of interest on any Security of any Series;

                  (b) default in the payment of the principal of any Security when due and payable at maturity, redemption, by acceleration or otherwise;

                  (c) default in the payment of any mandatory redemption of principal on or before the date 90 days after the receipt of the total Net Cash Proceeds from the applicable sale or other disposition or refinancing of a Property giving rise to the obligation to make such redemption;

                  (d) default in the performance of any other covenant or agreement of the Company contained in this Indenture, such default having continued for 60 days after written notice as provided in this Indenture; and

                  (e)      the Company or any of its Significant Subsidiaries:

                           (i)      commences a voluntary case,

                           (ii) consents to the entry of an order for relief against it in an involuntary case,

                           (iii) consents to the appointment of a Custodian or receiver of it or for all or substantially all of its property, or

                           (iv) makes a general assignment for the benefit of its creditors;

                  (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case;

                           (ii) appoints a Custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of its property; or

                           (iii) orders the liquidation of the Company or any of its Significant Subsidiaries and the order or decree remains unstayed and in effect for 60 days.

         Section 6.2       Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default under this Indenture occurs and is continuing then in every such case other than an Event of Default specified in Section 6.1(e), above, then either the Trustee, or the Holders of not less than 25% in principal amount of the outstanding Securities of any Series, may declare the principal amount of all of the Securities in such Series to be due and payable immediately by written notice thereof to the Company (and to the Trustee if given by the Holders).

         If an Event of Default specified in Section 6.1(e) shall occur, the principal amount of the Securities shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to any Series of Securities has been made, and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article VI, the Holders of not less than a majority of the principal amount of outstanding Securities of any Series may rescind and annul such declaration and its consequences if:

                  (a) the Company shall have paid or deposited with the Trustee all required payments of the principal of and interest on the Securities of any Series, plus the fees, expenses, disbursements and advances of the Trustee and any other amounts due to the Trustee under
         Section 7.7; and

                  (b) all Events of Default, other than the non-payment of accelerated principal of (or specified portion thereof) and interest on Securities, have been cured or waived as provided in Section 6.13.

         The Holders of not less than a majority of the principal amount of the outstanding Securities of a Series may waive any past Default with respect to such Series and its consequences, except a Default in the payment of the principal of or interest on any Security, or in respect of a covenant or other provision, contained in this Indenture that cannot be modified or amended without the consent of the Holder of each outstanding Security affected thereby.

         Section 6.3 Collection of Indebtedness and Suits for Enforcement by Trustee.


         The Company covenants that if:

         (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

         (b) default is made in the payment of principal of any Security at the Maturity thereof;

then, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.7.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or deemed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to any Securities of any Series occurs and is continuing or if an acceleration has occurred, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such Series by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.4       Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.7) and of the Holders allowed in such judicial proceeding; and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 6.5       Trustee May Enforce Claims Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 6.6       Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the Trustee, the payment of all amounts due the Trustee under Section 7.7; and

         Second: To the Securityholders, the payment of the amounts then due and unpaid for principal of and interest (including default interest) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

         Third:  To the Company.

         Section 6.7       Limitation on Suits.

         Subject to Section 6.8 below, no Securityholders may institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, except in the case of the failure of the Trustee, for 60 days, to act after it has received a written request to institute proceedings in respect of an Event of Default from the Holders of not less than 25% in principal amount of the outstanding securities, as well as an offer of indemnity reasonably satisfactory to it.

         Section 6.8 Unconditional Right of Holders to Receive Principal and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Security on the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 6.9       Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 6.10      Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.11      Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 6.12      Control by Holders.

         Holders of not less than a majority in principal amount of the outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities provided that the Trustee may refuse to follow any direction that:

                  (a)      is conflict with any law or with this Indenture; and

                  (b) that the Trustee determines good faith may involve the Trustee in personal liability or be unduly prejudicial to Holders of Securities of such Series not joining therein.

         Section 6.13      Waiver of Past Defaults.

         The Holders of a majority in aggregate principal amount of the outstanding Securities of a Series may waive on behalf of all the Holders any Default with respect to such Series and its consequences, except a Default with respect to any provision requiring supermajority approval to amend, which Default may only be waived by such a supermajority with respect to such Series, and except a Default in the payment of principal of or interest on any Security of that Series not yet cured or a Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Security of that Series affected, provided, however, that Holders of a majority or a supermajority (as the case may be) in aggregate principal amount of the Securities of any Series may rescind an acceleration and its consequences including any payment default that resulted from such acceleration only pursuant to Section 6.2 hereof. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.14      Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities of any Series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date).

                                   ARTICLE VII
                                     TRUSTEE

         Section 7.1       Duties of Trustee.

                  (a) If a Default has occurred and is continuing or an Event of Default or acceleration has occurred and has not been properly waived or rescinded, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of a Default and subsequent to an Event of Default or acceleration that has occurred and that has not been properly waived or rescinded:

                           (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others;

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers' Certificates or Opinions of Counsel furnished to the Trustee and conforming to the requirements of this Indenture; however, in the case of any such Officers' Certificates or Opinions of Counsel which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such Officers' Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of paragraph (b) of this Section 7. 1;

                           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Securities of any Series in good faith in accordance with the direction of the Holders of a majority in principal amount of the outstanding Securities of such Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such Series.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) Subject to the provisions of this Article and the rest of this Indenture relating to the duties of the Trustee, the Trustee will be under no obligation to exercise any of its rights or powers under this Indenture at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such request, order or direction.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money hold in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) No provision of this Indenture shall require the Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

                  (h) Unless an affiliate of the Company, the Paying Agent, the Registrar and any authenticating agent shall be entitled to the protections, immunities and standard of care as are set forth in paragraphs (a), (b) and (c) of this Section and Section 7.2 with respect to the Trustee.

                  (i) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate.

         Section 7.2       Rights of Trustee.

                  (a) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which action or inaction it believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                  (g) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

                  (h) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as duties.

                  (i) The Trustee shall not be charged with knowledge of any Default or Event of Default or of the identity of any Subsidiary unless either (i) a Responsible Officer shall have actual knowledge thereof or (ii) the Trustee shall have received written notice thereof from the Company or any Holder.

         Section 7.3       Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee is also subject to Sections 7. 10 and 7.11.

         Section 7.4       Trustee's Disclaimer.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or the Securities other than its certificate of authentication.

         Section 7.5       Notice of Defaults.

         If a Default or Event of Default occurs and is continuing with respect to the Securities of any Series and if it is known to a Responsible Officer, the Trustee shall mail to each Securityholder of the Securities of that Series notice of a Default or Event of Default within 90 days after it occurs, unless such Default or Event of Default has been cured or waived. Except in the case of a Default or Event of Default in payment of principal of or interest on any Security of any Series or a default in the payment of any mandatory redemption installment in respect of any Security, the Trustee may withhold the notice if and so long as its corporate trust committee or a committee of Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders of that Series.

         Section 7.6       Reports by Trustee to Holders.

         Within 60 days after May 15 in each year, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear on the register kept by the Registrar, a brief report dated as of such May 15, in accordance with, and to the extent required under, Trust Indenture Act Section 313.

         A copy of each report at the time of its mailing to Securityholders of any Series shall be filed with the SEC and each stock exchange, if any, on which the Securities of that Series are listed in accordance with Trust Indenture Act
Section 313(d). The Company shall promptly notify the Trustee when Securities of any Series are listed on any stock exchange.

                                                                   EXHIBIT 10.21

         Section 7.7       Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time reasonable compensation for its services in accordance with the Trustee's customary fees for providing such services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee (including the cost of defending itself) against any loss, liability or expense incurred by it (including in the enforcement of this Section 7.7), except as set forth in the next paragraph, arising out of or in connection with the acceptance or administration of this trust or in the performance of its duties under this Indenture as Trustee or Agent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. This indemnification shall apply to officers, directors, employees, shareholders and agents of the Trustee.

         Notwithstanding the foregoing, the Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or by any officer, director, employee, shareholder or agent of the Trustee through negligence or bad faith.

         To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities of any Series on all money or property held or collected by the Trustee, except that which is held in trust to pay principal and interest on particular Securities of that Series.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1 (e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         The provisions of this Section 7.7 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

         Section 7.8 Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign with respect to the Securities of one or more Series by so notifying the Company. The Holders of a majority in principal amount of the Securities of any Series may remove the Trustee with respect to that Series by so notifying the Trustee and the

Company. The Company may remove the Trustee with respect to Securities of one or more Series if:

                  (a) the Trustee fails to comply with Section 7.10-1;

                  (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a Custodian or public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee with respect to the Securities of any one or more Series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the Securities of the applicable Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee with respect to the Securities of any one or more Series fails to comply with Section 7.10, any Securityholder of the applicable Series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee subject to the lien provided for in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee with respect to each Series of Securities for which it is acting as Trustee under this Indenture. A successor Trustee shall mail a notice of its succession to each Securityholder of each such Series. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section
7.7 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

         Section 7.9 Successor Trustee by Merger, etc.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, subject to Section 7. 10 hereof, the successor corporation without any further act shall be the successor Trustee; provided such entity shall otherwise be eligible under this Article VIX.

         Section 7.10 Eligibility; Disqualification.

         This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act Section 310 (a)(1), (2) and (5). The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Trust Indenture Act Section 310(b).

         Section 7.11 Preferential Collection of Claims Against Company.

         The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 31l(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act
Section 31l (a) to the extent indicated.

         Section 7.12 Paying Agents.

         The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

                  (a) that it will hold all sums held by it as agent for the payment of principal of or interest on the Securities in trust for the benefit of the Securityholders or the Trustee;

                  (b) that it will at any time during the continuance of an Event of Default, upon written request of the Trustee, deliver to the Trustee all sums held by it in trust together with a full accounting thereof; and

                  (c) that it will give the Trustee written notice within three
         (3) Business Days of any failure by the Company to pay any installment of principal of or interest on the Securities when the same shall be due and payable.

                                  ARTICLE VIII
                     SATISFACTION AND DISCHARGE; DEFEASANCE

         Section 8.1 Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Order cease to be of further effect (except as hereinafter provided in this Section 8. 1) with respect to any Series of Securities, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging such satisfaction and discharge of this Indenture with respect to such Series, when:

                  (a) either:

                           (i) all Securities of such Series theretofore
                  authenticated and delivered (other than Securities of such Series that have been destroyed, lost or stolen and that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                           (ii) all such Securities not theretofore delivered to
                  the Trustee for cancellation:

                                    (1) have become due and payable; or

                                    (2) will become due and payable at their Stated Maturity within one year; or

                                    (3) will be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; or

                                    (4) are deemed paid and discharged pursuant to Section 8.3, as applicable;

and the Company, in the case of (1), (2) or (3) above, has deposited or caused to be deposited (in U.S. legal tender or U.S. Government Obligations or a combination thereof) with the Trustee as trust funds in trust an amount sufficient for the purpose of paying and discharging the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable on or prior to the date of such deposit) or to the Stated Maturity or Redemption Date, as the case may be;

                           (b) the Company has paid or caused to be paid all
                  other sums payable hereunder by the Company; and

                           (c) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.7, and, if money shall have been deposited with the Trustee pursuant to clause (a) of this Section, the provisions of Sections 2.4, 2.7, 2.8, 2.11, 7.1, 8.1, 8.2 and 8.5 shall survive.

         Section 8.2 Application of Trust Funds; Indemnification.

                  (a) Subject to the provisions of Section 8.5, all money and U.S. Government Obligations deposited with the Trustee pursuant to Sections 8. 1, 8.3 or 8.4 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the

         Trustee pursuant to Sections 8. 1, 8.3 or 8.4, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with or received by the Trustee or to make analogous payments as contemplated by Sections 8.3 or 8.4.

                  (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Sections 8.1, 8.3 or
         8.4 or the interest and principal received in respect of such obligations other than any tax, fee or other charge payable by or on behalf of Holders.

                  (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Sections 8.1, 8.3 or 8.4 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money were deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.

         Section 8.3 Legal Defeasance of Securities of any Series.

         The Company shall be deemed to have paid and discharged the entire Indebtedness on all the outstanding Securities of such Series on the 91st day after the date of the deposit referred to below (hereinafter referred to as "Legal Defeasance"), and the provisions of this Indenture, as it relates to such outstanding Securities of such Series, shall no longer be in effect (and the Trustee, at the expense of the Company, shall, at Company Request, execute proper instruments acknowledging the same), except as to:

                  (a) the rights of Holders of Securities of such Series to receive, from the trust funds described below, payment of the principal of and each installment of principal of and interest on the outstanding Securities of such Series on the Stated Maturity of such principal or installment of principal or interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such Series;

                  (b) the provisions of Sections 2.5, 2.7, 2.8, 2.11, 4.6 and this Article VIII; and

                  (c) the rights, powers, trust and immunities of the Trustee hereunder;

                  provided that, the following conditions shall have been satisfied:

                                    (i) the Company must irrevocably deposit
                           with the Trustee, in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such Series, (A) U.S. legal tender or U.S. Government Obligations, or any combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the entire principal of and interest (including default interest) on such Securities on the Maturity and each payment date or on the Redemption Date of such principal or installment of principal of or interest on Securities of such Series in accordance with the terms of this Indenture and the Securities;

                                    (ii) the Company shall have delivered to the
                           Trustee an Opinion of Counsel in the United States reasonably acceptable to Trustee confirming that (A) the Company has received from, or there has been published by the Internal Revenue Service, a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of the Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                                    (iii) no Default or Event of Default shall
                           have occurred with respect to such Series and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

                                    (iv) such defeasance shall not result in a
                           breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                                    (v) the Company shall have delivered to the
                           Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of such Securities over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

                                    (vi) the Company shall have delivered to the
                           Trustee an Officers' Certificate stating that the conditions precedent provided for have been complied with.

         Section 8.4 Covenant Defeasance.

         On and after the 91st day after the date of the deposit referred to in subparagraph (a) hereof, the Company may omit to comply with any term, provision or condition set forth under Sections 4.2, 4.3, 4.4 and 4.5 and Article V (and the failure to comply with any such covenants shall not constitute a Default or Event of Default under Section 6. 1) with respect to the Securities of such Series, provided that the following conditions shall have been satisfied:

                  (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Securities of such Series,
         (A) U.S. legal tender or U.S. Government Obligations, or any combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and interest on such Securities on the Maturity and each payment date or on the Redemption Date of such principal or installment of principal of or interest on Securities of such Series in accordance with the terms of this Indenture and the Securities;

                  (b) the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that the Holders of the Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of the defeasance contemplated by this Section 8.4 and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (c) no Default or Event of Default shall have occurred with respect to such Series and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 9 1st day after the date of deposit;

                  (d) such defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                  (e) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities of such Series over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

                  (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the conditions precedent provided for have been complied with.

         Section 8.5 Repayment to Company.

         The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal and interest that remains unclaimed for two years. After that, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

         Section 8.6 Reinstatement.

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this
Article VIII; provided that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE IX
                           AMENDMENTS AND SUPPLEMENTS

         Section 9.1 Without Consent of Holders.

         The Company, when authorized by Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities of one or more Series without the consent of any Securityholder:

                  (a) to cure any ambiguity, defect or inconsistency;

                  (b) to evidence the succession of another Person to the Company as obligor under this Indenture;

                  (c) to permit or facilitate the issuance of the securities in uncertificated form;

                  (d) to make any change that does not adversely affect the rights of any Securityholder;

                  (e) to provide for the issuance of and establish the form and terms and conditions of the Securities of any Series as permitted by this Indenture;

                  (f) to add to the covenants of the Company or to add Events of Default for the benefit of Securityholders or to surrender any right or power conferred upon the Company in this Indenture;

                  (g) to evidence and provide for the acceptance of appointment by a successor Trustee or facilitate the administration of the trusts under this Indenture by more than one Trustee;

                  (h) to provide for guarantors or collateral for the Securities of any Series; or

                  (i) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

         Section 9.2 With Consent of Holders.

         Except as provided elsewhere in this Article IX, the Company, when authorized by Board Resolution, and the Trustee may enter into a supplemental indenture with the written consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of each Series affected by such supplemental indenture (including consents obtained in connection with a tender offer or exchange offer for the Securities of such Series) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Securityholders of each such Series. Except as provided in Section 6.13, the Holders of at least a majority in principal amount of the outstanding Securities of each Series affected by such waiver by notice to the Trustee (including consents obtained in connection with a tender offer or exchange offer for the Securities of such Series) may waive compliance by the Company with any provision of this Indenture or the Securities with respect to such Series.

         It shall not be necessary for the consent of the Holders of Securities under this Section 9.2 to approve the particular form of any proposed supplemental indenture or waiver, but it shall be sufficient if such consent approves the substance thereof. After a supplemental indenture or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders of Securities affected thereby a notice briefly describing the supplemental indenture or waiver. Any failure by the Company to mail or publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

         Section 9.3 Limitations.

         Without the consent of each Securityholder affected, an amendment or waiver may not:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security;

                  (b) reduce the principal amount of or interest on any Security;

                  (c) change the place of payment, or the coin or currency, for the payment of principal of or interest on any Security;

                  (d) impair the right to institute suit for the enforcement of any payment on or with respect to any Security;

                  (e) waive a default in the payment of principal of or interest on the Securities (except a rescission of acceleration of the Securities of any Series and a waiver of the payment default that resulted from such acceleration pursuant to Section 6.2 hereof); or

                  (f) reduce the percentages of outstanding Securities of any Series necessary to modify or amend this Indenture or to waive compliance with Sections 6.8, 6.13 or this 9.3.

         Section 9.4 Compliance with Trust Indenture Act.

         Every amendment to this Indenture or the Securities of one or more Series shall be set forth in a supplemental indenture hereto that complies with the Trust Indenture Act as then in effect.

         Section 9.5 Revocation and Effect of Consents.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities of the applicable Series have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company, notwithstanding the provisions of the Trust Indenture Act. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date, and only those Persons (or their duly designated proxies), shall be entitled to revoke any consent previously given (up to the time such consent becomes non-revocable in accordance with such sentence), whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Holders has been obtained.

         Any amendment or waiver once effective shall bind every Securityholder of each Series affected by such amendment or waiver unless it is of the type described in Section 9.3. In that case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

         Section 9.6 Notation on or Exchange of Securities.

         The Trustee shall place an appropriate notation about an amendment or waiver on any Security of any Series thereafter authenticated, upon the request by the Trustee that the Holder of such Security of such Series deliver such Security to the Trustee therefor. The Company in exchange for Securities of that Series may issue and the Trustee shall authenticate upon request new Securities of that Series that reflect the amendment or waiver. Any failure to make any appropriate notation or to issue a new Security of that Series shall not affect the validity of such amendment or waiver.

         Section 9.7 Trustee Protected.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7. 1) shall be fully protected in relying upon, an Opinion of Counsel complying with Section 10.4(b) and stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights, duties or immunities under this Indenture or otherwise.

                                    ARTICLE X
                                  MISCELLANEOUS

         Section 10.1 Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required or deemed to be included in this Indenture by the Trust Indenture Act, such required or deemed provision shall control.

         Section 10.2 Notices.

         Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail: if to the Company:

                  American Spectrum Realty, Inc.
                  1800 East Deere Avenue
                  Santa Ana, California 92705
                  Attention: William J. Camden
                  if to the Trustee:

                  The Chase Manhattan Bank
                  450 West 33rd Street, 15th Floor
                  New York, NY  10001

                  Attention:  Institutional Trust Services

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Securityholder shall be mailed by first class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder of any Series or any defect in it shall not affect its sufficiency with respect to other Securityholders of that or any other Series.

         If a notice or communication is mailed or published in the manner provided above, within the time prescribed, it shall be deemed duly given, whether or not the Securityholder receives it, on the third day after the record date.

         If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

         Section 10.3 Communication by Holders with Other Holders.

         Security holders of any Series may communicate pursuant to Trust Indenture Act Section 312(b) with other Securityholders of that Series or any other Series with respect to their rights under this Indenture or the Securities of that Series or all Series. The Company, the Trustee, the Registrar and anyone else shall have the protection of Trust Indenture Act Section 312(c).

         Section 10.4 Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, such action is authorized or permitted by this Indenture and all such conditions precedent have been complied with.

         Section 10.5 Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to Trust Indenture Act 314 Section (a)(4)) shall comply with the provisions of Trust Indenture Act Section 314(e) and shall include:

                  (a) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 10.6 Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or a meeting of Securityholders of one or more Series. Any Agent may make reasonable rules and set reasonable requirements for its functions.

         Section 10.7 Legal Holidays.

         Unless otherwise provided by Board Resolution, Officers' Certificate or supplemental indenture for a particular Series, a "Legal Holiday" is any day that is not a Business Day. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue with respect to such payment for the intervening period.

         Section 10.8 No Recourse Against Others.

         No recourse for the payment of the principal of or interest on the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in the Securities or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, partner, stockholder, officer, director, employee or controlling Person of the Company or any successor Person thereof, except as an obligor of the Securities pursuant to this Indenture. Each Holder, by accepting the Securities, waives and releases all such liability.

         Section 10.9 Counterparts.

         This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 10.10 Governing Laws.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

         Section 10.11 No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 10.12 Successors.

         All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 10.13 Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.14 Table of Contents, Headings, Etc.

         The Table of Contents, Reconciliation between the Trust Indenture Act, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                             COMPANY

                                             AMERICAN SPECTRUM REALTY, INC.

                                             By: ________________________

                                             Name: ______________________

                                             Title: _____________________


                                             THE CHASE MANHATTAN BANK,
                                             AS TRUSTEE

                                             By: ________________________

                                             Name: ______________________

                                             Title: _____________________

                                    EXHIBIT A

                  ____% SERIES ____NOTE DUE ____

                           CUSIP No. ___________

No._ [$___________]

         American Spectrum Realty, Inc. a Maryland corporation (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of [$____________], on _____________. This Security is one of the _____% Series ____ Notes due ____ referred to in such Indenture (hereinafter referred to collectively as the "Securities.")

         Interest Payment Dates:            _______ and ___________

         Record Dates:                      _______ and ___________

         Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed. Dated: _____ __, 2001.

                                               AMERICAN SPECTRUM REALTY, INC.

                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________

Attest:

By: __________________________

Name: ________________________

Title: _______________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.



                                             THE CHASE MANHATTAN BANK
                                                    as Trustee


                                              By: ______________________
                                                    Authorized Officer

                         AMERICAN SPECTRUM REALTY, INC.

                         ____% Series ___ Note due _____

         Section 1 Interest.

         American Spectrum Realty Inc., a Maryland corporation (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of ____% per annum from _______, 2001 until maturity.

         The Company will pay interest semi-annually on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing _____________. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from ______ __, ____. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         Interest on overdue principal and, to the extent permitted by law, on overdue installments of interest will accrue, until such principal and overdue interest are paid or duly provided for, at the rate of ___% per annum.

         Section 2 Method of Payment.

         The Company shall pay interest on the Securities to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Principal of and interest on the Securities will be payable in United States dollars at the office or agency of the Company maintained for such purpose, in the Borough of Manhattan, The City of New York or at the option of the Company, payment of interest may be made by check mailed to the Holders of the Securities at the addresses set forth upon the registry books of the Company.

         Section 3 Paying Agent and Registrar.

         Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

         Section 4 Indenture.

         The Company issued the Securities under an Indenture, dated as of _______ __, 2001 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein The Indenture is available for inspection at __________ and copy may obtained upon the written request of any Holder, at such Holder's sole cost and expense, to such address and to the attention of ___________. The Securities are


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
limited in aggregate principal amount to $______. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are senior, general and unsecured obligations of the Company. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by the provisions of the Indenture and (b) authorizes and directs the Trustee on his behalf to take such action as may be provided in the Indenture.

         Section 5 Redemption.

         The Securities may be redeemed at any time at the option of the Company in whole or from time to time in part, at a redemption price equal to the sum of the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date (the "Redemption Price").

         In the event that the Company or any Subsidiary (a) sells or otherwise disposes of any Property owned by any of the Funds immediately prior to the Consolidation and realizes net cash proceeds in excess of (i) the amount required to repay mortgage Indebtedness (outstanding immediately prior to the Consolidation) secured by such Property or otherwise required to be applied to the reduction of Indebtedness of the Company and (ii) the costs incurred by the Company in connection with such sale or other disposition or (b) refinances (whether at maturity or otherwise) any Indebtedness secured by any Property and realizes net cash proceeds in excess of (i) the amount of Indebtedness secured by such Property at the time of the Consolidation, calculated prior to any repayment or other reduction in the amount of such Indebtedness in the Consolidation, and (ii) the costs incurred by the Company in connection with such refinancing (in either case, the "Net Cash Proceeds"), the Company shall be required within 90 days of the receipt of the total Net Cash Proceeds to redeem at the Redemption Price an aggregate amount of principal of the particular Series of the Securities which were issued to the Persons who were Limited Partners of such Income Funds immediately prior to the Consolidation equal to 80% of such Net Cash Proceeds.

         Any such redemption will comply with Article 3 of the Indenture.

         Section 6 Notice of Redemption.

         Notice of redemption will be sent by first class mail, at least 30 days and not more than 60 days prior to the Redemption Date to the Holder of each Security to be redeemed at such Holder's last address as then shown upon the registry books of the Registrar. Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.


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
         Section 7 Transfer and Exchange.

         A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities (a) selected for redemption except the unredeemed portion of any Security being redeemed in part or (b) for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redemption and ending at the close of business on the day of such mailing.

         Section 8 Persons Deemed Owners.

         The registered Holder of a Security may be treated as the owner of it for all purposes.

         Section 9 Unclaimed Money.

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease, and Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

         Section 10 Discharge Prior to Redemption or Maturity.

         As set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, U.S. legal tender, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of and interest on such Securities on the stated date for payment thereof or on the Redemption Date of such principal or installment of principal of or interest on such Securities, the Company will be discharged from certain provisions of the Indenture and the Securities (including the covenant described in paragraph 12 below, but excluding its obligation to pay the principal of and interest on the Securities). Upon satisfaction of certain additional conditions set forth in the Indenture, the Company may elect to have its obligations discharged with respect to outstanding Securities.

         Section 11 Amendment; Supplement; Waiver.

The Company and the Trustee may amend the Indenture or enter into a supplemental indenture without the consent of the Holders for certain limited purposes including, among other things, to cure any ambiguity, defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series affected by such amendment or supplement, and any existing Default or Event of Default with respect to a

Series or compliance with any provision with respect to a Series may be waived with the consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of such Series.

         Section 12 Limitation on Incurrence of Indebtedness.

         The Indenture imposes a limitation on the ability of the Company and any of its Subsidiaries to incur additional Indebtedness. The limitation is subject to certain qualifications and exceptions.

         Section 13 Successor.

         When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

         Section 14 Defaults and Remedies.

         If an Event of Default with respect to the Securities occurs and is continuing (other than an Event of Default relating to bankruptcy, insolvency or reorganization of the Company), then either the Trustee or the Holders of 25% in aggregate principal amount of the Securities then outstanding may declare all Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power with respect to such Securities. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

         Section 15 Trustee and Agent Dealings with Company.

         The Trustee and each Agent under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any of its Subsidiaries or any of their respective Affiliates, and may otherwise deal with such Persons as if it were not the Trustee or such Agent.

         Section 16 No Recourse Against Others.

         No recourse for the payment of the principal of or interest on the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or in the Securities or because of the creation of any Indebtedness represented thereby, shall be had against any stockholder of the Company or of any successor Person thereof, except as an obligor of the Securities pursuant to the Indenture. Each Holder, by accepting the Securities, waives and releases all such liability.


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
         Section 17 Authentication.

         This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

         Section 18 Abbreviations and Defined Terms.

         Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         Section 19 CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.


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
         Section 20 Governing Law.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B).

                                            AMERICAN SPECTRUM REALTY, INC.


                                            By: _____________________________

                                            Name:____________________________

                                            Title: __________________________

[FORM OF ASSIGNMENT]

I or we assign this Security to ________________________________________________
                                      (Print or type name, address and
                                            zip code of assignee)

Please insert Social Security or other identifying number of assignee and irrevocably appoint __________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: __________________ Signed:

         ____________________________________
         (Sign exactly as name appears on the
           other side of this Security)

         Signature Guarantee*
         _______________________

NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) in such other guarantee program acceptable to the Trustee.


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